UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Local.com Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 14, 2007

To our Stockholders:

The 2007 Annual Meeting of Stockholders of Local.com Corporation (the “Company”) will be held at the offices of Rutan & Tucker, LLP at 611 Anton Boulevard, 14th Floor, Costa Mesa, California 92626 on Tuesday, August 14, 2007 beginning at 10:00 a.m. PDT. At the Annual Meeting, the holders of the Company’s outstanding voting securities will act on the following matters:

(1) To elect one director to the Board of Directors for a three-year term expiring in 2010;

(2) To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007;

(3) To approve the 2007 Equity Incentive Plan; and

(4) To transact such other business as may properly come before the meeting.

Please note that registration will begin at 9:45 a.m. PDT, and seating will begin immediately thereafter. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date (June 21, 2007). It is important that your shares be represented; therefore, even if you presently plan to attend the Annual Meeting, PLEASE COMPLETE, SIGN AND DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Your vote is very important regardless of the number of shares you own, please read the attached proxy statement carefully, and complete, sign, date and return the enclosed proxy card or voting instruction form as promptly as possible.

Very truly yours,

Heath B. Clarke
Chief Executive Officer and Chairman

June 28, 2007
Irvine, California

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2007 ANNUAL MEETING AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE REPORT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
PROPOSAL 3 — APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN.
EQUITY COMPENSATION PLAN INFORMATION
OTHER MATTERS
ADDITIONAL INFORMATION
APPENDIX A

LOCAL.COM CORPORATION
One Technology Drive, Building G
Irvine, CA 92618

PROXY STATEMENT

The enclosed proxy is being solicited by the Board of Directors of Local.com Corporation (the “Company,” “Local.com,” “we,” “us” or “our”) for use at the 2007 Annual Meeting of Stockholders to be held on Tuesday, August 14, 2007, beginning at 10:00 a.m., PDT, at the offices of Rutan & Tucker, LLP at 611 Anton Boulevard, 14th Floor, Costa Mesa, California 92626, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying Proxy is first being mailed to our stockholders on or about July 17, 2007. When your proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon.

QUESTIONS AND ANSWERS ABOUT THE 2007 ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including:

•	To elect one director to the Board of Directors for a three-year term expiring in 2010;

•	To ratify the appointment of Local.com’s independent registered public accounting firm for the fiscal year ending December 31, 2007;

•	To approve the 2007 Equity Incentive Plan; and

•	To transact such other business as may properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on June 21, 2007, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at our principal business office, One Technology Drive, Building G, Irvine, California 92618, for a period of ten days prior to the Annual Meeting.

How many shares of our common stock are outstanding and what are the voting rights of the holders of those shares?

On June 21, 2007, the record date for the Annual Meeting, 9,408,884 shares of our common stock (the “Common Stock”), were outstanding. Each of the holders of the outstanding shares of our Common Stock will be entitled to one vote on each matter for each share of Common Stock held.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting, and guests may accompany each attendee. Registration will begin at 9:45 a.m., and seating will begin immediately thereafter. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting of the holders of a majority of the Common Stock issued and outstanding and entitled to vote present in person or by proxy, will constitute a quorum, permitting the Annual Meeting to conduct its business. Proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal are counted by us for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may vote in person. We encourage you, however, to submit the enclosed proxy card in advance of the Annual Meeting. In addition, ballots will be available for registered stockholders to vote in person at the Annual Meeting. Stockholders who hold their shares in “street name” may vote in person at the Annual Meeting only by obtaining a proxy form from the broker or other nominee that holds their shares.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in certificate form) you may not vote by telephone or electronically since we do not have that capability. Registered stockholders must follow the instructions included with that proxy card. If your shares are held in “street name,” please check the proxy card you received from your broker or nominee or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically and what deadlines may apply to your ability to vote your shares by telephone or electronically.

Can I change my vote after I return my proxy card?

Yes. As a registered stockholder, you may change your vote (also known as revoking your proxy) at any time before the proxy is voted at the Annual Meeting by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. Written notice of revocation and other communications with respect to the revocation of proxies should be addressed to Local.com Corporation, One Technology Drive, Building G, Irvine, California 92618, Attn: Corporate Secretary. In addition, the powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request that your proxy be suspended, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If your shares are held in “street name,” please check the proxy card you received from your broker or nominee or contact your broker or nominee to determine how to change your vote.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of the director as described under “Election of Directors” (see Proposal 1);

•	FOR the proposal of the Board of Directors to ratify the appointment of Local.com’s independent registered public accountants for the fiscal year ending December 31, 2007 (see Proposal 2); and

•	FOR the approval of the 2007 Equity Incentive Plan (see Proposal 3).

With respect to other business that may properly come before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards.

What vote is required to approve each Proposal?

Proposal Number 1: Pursuant to our bylaws, the nominee with the highest number of affirmative votes of the outstanding shares present or represented by proxy and entitled to vote, shall be elected as director to serve until the next annual meeting of shareholders and/or until their successor is duly elected and qualified. Accordingly, abstentions will have no effect in determining which director receives the highest number of votes. Additionally, the election of directors is a matter on which a broker or other nominee is generally empowered to vote, and therefore no broker non-votes will exist in connection with Proposal Number 1.

Proposal Number 2: The vote of holders of a majority of voting power held by the stockholders present in person or represented by proxy is required for the ratification of the selection of Haskell & White, LLP as our independent registered public accounting firm. A properly executed proxy marked “ABSTAIN” will not be voted, although is will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against the Proposal. Additionally, the ratification of the appointment of the independent registered public accounting firm for 2007 is a matter on which a broker or other nominee is generally empowered to vote, and therefore, no broker non-votes will exist in connection with Proposal Number 2.

Proposal Number 3: The vote of the holders of a majority of voting power held by the stockholders present in person or represented by proxy is required for approval of the 2007 Equity Incentive Plan. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against the Proposal. Additionally, the approval of the 2007 Equity Incentive Plan is not a matter on which a broker or other nominee is generally empowered to vote, and therefore, broker non-votes may exist in connection with Proposal Number 3. Broker non-votes will not have an effect on this Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock as of June 21, 2007:

•	each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each named executive officer; and

•	all of our directors and executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Security and Exchange Commission (“SEC”) and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of June 21, 2007 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

The percentage of beneficial ownership is based on 9,408,884 shares of common stock outstanding.

Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of the following stockholders is c/o Local.com Corporation, One Technology Drive, Building G, Irvine, California 92618.

		Percentage of
		Shares
	Number of Shares	Beneficially
Name and Address of Beneficial Owner	Beneficially Held	Owned

5% Stockholders:
Hearst Communications, Inc.(1)	1,492,537	13.7%
Steven R. Becker(2)	497,513	5.0%

Executive Officers and Directors:
Heath B. Clarke(3)	1,344,961	12.8%
Stanley B. Crair(4)	111,943	1.2%
Douglas S. Norman(5)	178,142	1.9%
Norman K. Farra Jr.(6)	62,499	0.7%
Philip K. Fricke(7)	52,652	0.6%
Theodore E. Lavoie(8)	56,249	0.6%
John E. Rehfeld(9)	53,293	0.6%
All directors and executive officers as a group (7 persons)(10)	1,859,739	16.9%

(1)	Includes 1,492,537 shares issuable upon the conversion of senior secured convertible notes. Hearst Communications, Inc. is a subsidiary of Hearst Magazines Property, Inc. (Hearst Magazines) and Hearst Holdings, Inc (Hearst Holdings). Hearst Magazines is a wholly-owned subsidiary of Communications Data Services Inc (CDS). CDS is a wholly-owned subsidiary of Hearst Holdings. Hearst Holdings is a wholly-owned subsidiary of The Hearst Corporation (Hearst). Hearst is owned by The Hearst Family Trust (Hearst Trust). The address for Hearst, Hearst Holdings, and Hearst Communications Inc. is 300 West 57th Street, New York, New York 10019. The address for the Hearst Trust is 888 Seventh Avenue, New York, New York 10106. The address for CDS is 1901 Bell Avenue, Des Moines, Iowa 50315. The address for Hearst Magazines is 2 Sound View Drive, Greenwich, Connecticut 06830.

(2)	Includes 497,513 shares issuable upon the conversion of senior secured convertible notes. Steven R. Becker is the sole principal of BC Advisors, LLC (BCA) which acquired the senior secured convertible notes and warrants for the account of SRB Greenway Capital, L.P. (SRBGC), SRB Greenway Capital (Q.P.), L.P. (SRBQP) and SRB Greenway Offshore Operating Fund, L.P (SRB Offshore). BCA is the general partner of SRB Management, L.P. which is the general partner of SRBGC, SRBQP and SRB Offshore. The address of Steven R. Becker, BCA, SRBGC, SRBQP, SRB Offshore and SRB Management, L.P. is 300 Crescent Court, Suite 1111, Dallas, Texas 75201.

(3)	Includes 430,533 shares issuable upon the exercise of options that are exercisable within 60 days of June 21, 2007. Does not include 44,700 shares which were pledged as collateral for a personal loan with a third party. The pledge included the transfer of beneficial ownership of these shares during the time that the loan is outstanding. Following repayment of the loan, Mr. Clarke will once again have beneficial ownership of the shares.

(4)	Includes 108,943 shares issuable upon the exercise of options that are exercisable within 60 days of June 21, 2007.

(5)	Includes 5,000 shares issuable upon the exercise of warrants and 157,179 shares issuable upon the exercise of options that are exercisable within 60 days of June 21, 2007.

(6)	Includes 62,499 shares issuable upon the exercise of options that are exercisable within 60 days of June 21, 2007.

(7)	Includes 52,499 shares issuable upon the exercise of options that are exercisable within 60 days of June 21, 2007. Does not include 67,000 shares which were pledged as collateral for a personal loan with a third party. The pledge included the transfer of beneficial ownership of these shares during the time that the loan is outstanding. Following repayment of the loan, Mr. Fricke will once again have beneficial ownership of the shares.

(8)	Includes 52,499 shares issuable upon the exercise of options that are exercisable within 60 days of June 21, 2007.

(9)	Includes 53,293 shares issuable upon the exercise of options that are exercisable within 60 days of June 21, 2007.

(10)	Includes 5,000 shares issuable upon the exercise of warrants and 917,445 shares issuable upon the exercise of options that are exercisable within 60 days of June 21, 2007.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a Board of Directors comprised of not less than three nor more than seven directors and authorizes the Board of Directors to set the number of directors within that range by a majority vote from time to time. Our Certificate of Incorporation also divides our Board of Directors into three classes with staggered terms. Our number of directors is currently set at five with two directors each in Classes I and II and one director in Class III. Only Class III directors will be elected at the 2007 Annual Meeting and the Board has nominated Heath B. Clarke for election. Unless you specifically withhold authority in the attached proxy for the election of any of these directors, the persons named in the attached proxy will vote FOR the election of Heath B. Clarke. The director will be elected to serve a three year term expiring at the annual meeting in 2010 and until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal.

Our nominee has consented to serve if elected. If he becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee designated by the Board. The Board of Directors has no reason to believe that the nominee will be unable to serve.

The following provides information regarding our nominee to the Board of Directors, his age, the year in which he first became a director of the Company, his principal occupations or employment during the past five years and any family relationship with any other director or our executive officers:

	Director
Name	Since	Age	Principal Occupation and Directorships

Heath B. Clarke	1999	38	Our Chief Executive Officer since January 2001, and President from March 1999 to December 2000. Vice President of eCommerce for LanguageForce, Inc., a language translation software company, from 1998 to February 1999.

Directors Continuing in Office Until 2008 (Class I):

	Director
Name	Since	Age	Principal Occupation and Directorships

Philip K. Fricke(A)(N)	2003	61	President of PKF Financial Consultants, Inc., a private company he founded in March 2001, which provides financial communications services and advisory services to public and private companies. Director and chairman of the audit committee of MI Developments Inc., a publicly traded real estate operating company.
Norman K. Farra Jr.(A)	2005	40	Independent contractor acting as Managing Director of Investment Banking for GunnAllen Financial Inc. since June 2001. President of Next Millennium Capital Holdings LLC, a financial advisory company from June 1999 to June 2001.

Directors Continuing in Office Until 2009 (Class II):

	Director
Name	Since	Age	Principal Occupation and Directorships

Theodore E. Lavoie (AC)(N)	1999	53	Chief Executive Officer of Greenline Industries, a biodiesel production equipment manufacturer, since May 2006. An independent financial consultant and a Director of Financial Executives International, San Francisco from January 2004 to May 2006. Vice President of Marsh Inc., a global risk and insurance services firm from October 2003 to January 2004. An independent financial consultant with Montgomery Financial Services, a financial services company from October 2002 to September 2003. Chief Financial Officer of eBuilt Inc., a software company, from August 1999 to May 2002. Director of Financial Executives International, San Francisco.
John E. Rehfeld (LD) (NC)	2005	67	Currently the adjunct professor of marketing for the Executive MBA Program at Pepperdine University. During 2001, Chairman and Chief Executive Officer of Spruce Technologies, Inc., a DVD authoring software company. Director of ADC Telecommunication, Inc., Primal Solutions, Inc., and Island Data Corporation.

(LD)	Lead Director

(A)	Member of the Audit Committee

(AC)	Chairman of the Audit Committee

(N)	Member of the Nominating, Compensation and Governance Committee

(NC)	Chairman of the Nominating, Compensation and Governance Committee

Director Compensation

The following table provides information regarding the compensation earned during the fiscal year ended December 31, 2006 by members of our Board or Directors unless the director is also a named executive officer:

2006 Director Compensation

	Fees Earned or	Option
	Paid in Cash	Awards	Total
Name	($)	($)(1)	($)

Norman K. Farra Jr.(2)	33,500	112,176	145,676
Philip K. Fricke(3)	43,400	112,176	155,576
Theodore E. Lavoie(3)	53,400	112,176	165,576
John E. Rehfeld(4)	58,900	123,667	182,567

(1)	The value of option awards granted to our directors has been estimated pursuant to SFAS 123R using the Black-Scholes option pricing model with the following weighted average assumptions: expected life: 7.3 years; volatility: 117.1%; risk free interest rate: 4.32%; and dividend yield: none.

(2)	65,000 aggregate stock options outstanding as of December 31, 2006.

(3)	55,000 aggregate stock options outstanding as of December 31, 2006.

(4)	55,794 aggregate stock options outstanding as of December 31, 2006.

Non-employee members of the Board of Directors receive an annual retainer of $20,000 plus $1,500 for each meeting attended in person and $750 for each meeting attended telephonically. The Lead Director receives and annual fee of $12,500. The Chairman of the Audit Committee receives an annual fee of $10,000. The Chairman of the Nominating, Compensation and Governance Committee receives an annual fee of $7,500. Board of Directors committee members receive $1,200 for each committee meeting attended. In addition, all members of the Board of Directors receive an annual grant of an option to purchase 15,000 shares of Local.com Corporation common stock. New members to the Board of Directors receive a grant of an option to purchase 20,000 shares of our common stock and a pro-rata amount of the regular annual grant amount of an option to purchase 15,000 shares of our common stock. One-half of each of the options granted to the member of the Board of Directors are vested at the time of the grant, and the remaining portions vest in equal monthly installments over the following twelve months.

Board Meeting Attendance

Our Board of Directors met eight times and acted three times by unanimous written consent during 2006. During the year, overall attendance by incumbent directors averaged 100% at Board meetings and 100% at Committee meetings.

Board Independence

The Board has determined that Messrs. Norman K. Farra Jr., Philip K. Fricke, Theodore E. Lavoie and John E. Rehfeld are “independent” within the meaning of the Nasdaq Capital Market (“Nasdaq”) director independence standards, as currently in effect. The Board further determined that Heath B. Clarke is not independent due to his position as our Chief Executive Officer.

Board Committees

Our Board of Directors has two active committees, an Audit Committee and a Nominating, Compensation and Governance Committee.

Audit Committee.  The Audit Committee is currently comprised of Mr. Theodore E. Lavoie as Chairman and Messrs. Philip K. Fricke and Norman K. Farra Jr., each of whom satisfies the Nasdaq and SEC rules for Audit Committee membership (including rules regarding independence). The Audit Committee held five meetings during 2006. The Board of Directors has determined that Mr. Lavoie is an audit committee financial expert within the meaning of the SEC rules and satisfies the financial sophistication requirements of the Nasdaq listing standards.

The Audit Committee operates pursuant to its written charter, as filed with our Proxy Statement for our 2005 Annual Meeting of Stockholders, as well as our by-laws and applicable law. In accordance with its charter, the Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities to our shareholders with respect to the integrity of our financial statements and reports and financial reporting process. Specific responsibilities include:

•	reviewing and recommending to the Board approval of the Corporation’s interim and annual financial statements and management’s discussion and analysis of results of operation and financial condition related thereto;

•	being directly responsible for the appointment, compensation, retention and oversight of the work of the independent Auditor;

•	pre-approving, or establishing procedures and policies for the pre-approval of, the engagement and compensation of the external Auditor in respect of the provision of (i) all audit, audit-related, review or attest engagements required by applicable law and (ii) all non-audit services permitted to be proved by the independent Auditor;

•	reviewing the independence and quality control procedures of the independent Auditor;

•	preparing the Audit Committee report in this Proxy;

•	establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal controls, and auditing matters, and (ii) the confidential, anonymous submission of complaints by our employees of concerns regarding questionable accounting or auditing matters; and

•	annually reviewing its charter and recommending any amendments to the Board.

The Audit Committee is empowered to retain outside legal counsel and other experts at our expense where reasonably required to assist and advise the Audit Committee in carrying out its duties and responsibilities.

Nominating, Compensation and Governance Committee.  The Nominating, Compensation and Governance Committee is currently comprised of Mr. John E. Rehfeld as Chairman and Messrs. Theodore E. Lavoie and Philip K. Fricke, each of whom satisfies the Nasdaq and SEC rules for Nominating, Compensation and Governance Committee membership (including rules regarding independence). The Nominating, Compensation and Governance Committee held seven meetings and acted once by unanimous written consent during 2006.

The Nominating, Compensation and Governance Committee operates pursuant to its written charter, which is available on our corporate web site at http://ir.local.com, as well as our by-laws and applicable law. In accordance with its charter, the Nominating, Compensation and Governance Committee’s purpose is to assist the Board in discharging the Board’s responsibilities regarding:

•	the identification of qualified candidates to become Board members;

•	the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	the selection of candidates to fill any vacancies on the Board;

•	the compensation of the Company’s executives, including by designing (in consultation with management or the Board), recommending to the Board for approval, and evaluating the compensation plans, policies and programs of the Company;

•	producing an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations;

•	the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company (the “Corporate Governance Guidelines”); and

•	oversight of the evaluation of the board.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Director Nomination Process

In selecting director nominees, the Board of Directors may consider suggestions from many sources, including our stockholders. Any such director nominations, together with appropriate biographical information and qualifications, should be submitted by the stockholder(s) to Douglas S. Norman, Secretary, c/o Local.com Corporation, One Technology Drive, Building G, Irvine, California 92618. Director nominees submitted by stockholders are subject to the same review process as director nominees submitted from other sources such as other Board members or senior management.

The Board of Directors will consider a number of factors when reviewing potential director nominees. The factors which are considered by the Board include, but are not limited to the following: the candidate’s ability and willingness to commit adequate time to Board and committee matters, the fit of the candidate’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs, the candidate’s personal and professional integrity, ethics and values, the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company, the candidate’s experience in our industry, the candidate’s experience as a board member of another publicly held company, whether the candidate would be “independent” under applicable standards, whether the candidate has practical and mature business judgment, and the candidate’s academic expertise in an area of our operations.

In identifying, evaluating and selecting future potential director nominees for election at each future annual meeting of stockholders and nominees for directors to be elected by the Board to fill vacancies and newly created directorships, the Board engages in a selection process. The Board will consider as potential director nominees candidates recommended by various sources, including any member of the Board, any of our stockholders or senior management. The Board may also hire a search firm if deemed appropriate. All potential new director nominees will be initially reviewed by the Chairman of the Board, or in the Chairman’s absence, any other member of the Board delegated to initially review director candidates. The reviewing member will make an initial determination in his or her own independent business judgment as to the qualifications and fit of such director candidates based on the criteria set forth above. If the reviewing member determines that it is appropriate to proceed, the Chief Executive Officer and at least one member of the Board will interview the prospective director candidate(s). The full Board may interview the candidates as well. The member will provide informal progress updates to the Board and will meet to consider and recommend final director candidates to the entire Board. The Board determines which candidates are nominated or elected to fill a vacancy.

Communications with the Board

Stockholders who wish to contact members of the Board may send written correspondence to the following address: Douglas S. Norman, Secretary, c/o Local.com Corporation, One Technology Drive, Building G, Irvine, California, 92618. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information. All communications will be received and processed by the Secretary, and then directed to the appropriate member(s) of the Board. In general, correspondence relating to accounting, internal accounting controls or auditing matters will be referred to the Chairperson of the Audit Committee. To the extent correspondence is addressed to a specific director or requires a specific director’s attention, it will be directed to that director.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our officers, directors and employees. Our code of business conduct and ethics, as applied to our Chief Executive Officer, senior executive officers, principal accounting officer, controller and other senior financial officers complies with the requirements of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our web site at www.local.com. In addition, a copy of the code of business conduct and ethics will be provided without charge upon request to Douglas S. Norman, Local.com Corporation, One Technology Drive, Building G, Irvine, California 92618. We intend to timely disclose any amendments to or waivers of certain provisions of our code of business conduct and ethics that apply to our Chief Executive Officer, senior executive officers, principal accounting officer, controller and other senior financial officers on our web site within five business days of such amendment or waiver or as otherwise required by the SEC or Nasdaq.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee of the Board of Directors operates pursuant to a written charter. The Committee met five times during fiscal 2006 to fulfill its responsibilities. To ensure independence, the Audit Committee also meets separately with the Company’s independent registered public accounting firm and members of management. All members of the Audit Committee are non-employee directors and satisfy the current Nasdaq Stock Market listing standards and SEC requirements with respect to independence, financial sophistication and experience.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such consolidated financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2006, with management and the independent registered public accounting firm (Auditors). These reviews included discussion with the outside Auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent Auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the Auditors their independence from the Company.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Theodore E. Lavoie, Chairman
Norman K. Farra Jr.
Philip K. Fricke

March 12, 2007

COMPENSATION COMMITTEE REPORT

The Nominating, Compensation and Governance Committee operates under a written charter adopted by the Board of Directors on October 14, 2005. The Committee is responsible for the Company’s executive compensation philosophy and major compensation policies. The Committee also determines all aspects of the compensation paid to our executive officers including the Company’s Chief Executive Officer. The Committee met seven times and acted once by unanimous written consent during fiscal 2006 to fulfill its responsibilities. All members of the Committee are non-employee directors and satisfy the current Nasdaq Stock Market listing standards and SEC requirements with respect to independence.

The Nominating, Compensation and Governance Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Report with management and based on the review and discussion recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Report.

John E. Rehfeld, Chairman
Philip K. Fricke
Theodore E. Lavoie

March 12, 2007

EXECUTIVE OFFICERS

Executive Officers and Key Employees

The following table sets forth, as of June 21, 2007, certain information concerning our executive officers and other key employees:

Name	Age	Position

Heath B. Clarke(1)	38	Chief Executive Officer and Chairman of the Board
Stanley B. Crair(1)	51	Chief Operating Officer and President
Douglas S. Norman(1)	43	Chief Financial Officer and Secretary
Jennifer R. Black	37	Vice President of Marketing
Heather A. Dilley	38	Vice President of Human Resources
Peter S. Hutto	48	Vice President of Business Development and Sales
Ralph N. Kravitz	42	Vice President of Operations
Kimber L. LaFleur	38	Vice President of Product Management
John L. Siegfried	54	Vice President of Engineering

(1)	Executive officer.

Heath B. Clarke has served as our Chairman of the Board since March 1999, as our President from March 1999 to December 2000 and as our Chief Executive Officer since January 2001. From 1998 to February 1999, Mr. Clarke was the Vice President of eCommerce for LanguageForce, Inc., a language translation software company. Prior to that time, he was a Marketing Manager for Starnet International (Canada), an Internet company. From 1995 to 1998 he held managerial positions with the Berg Group of Companies (Australia), and from 1988 to 1995 he was founder and Chief Executive Officer of Australian Fibre Packaging.

Stanley B. Crair has served as our Chief Operating Officer since July 2005 and as our President since April 2006. From 2003 to April 2005 Mr. Crair was the COO of ZeroDegrees, Inc., an internet company that provided online social networking services to business professionals, which he co-founded. The company was purchased by IAC/InterActiveCorp in 2004 and Crair remained active in the company until April 2005. From 2001 to 2003, Mr. Crair was the principal of Technology Transformation, a consulting company he founded providing strategic consulting and interim CEO/COO services. Mr. Crair received a Masters of Business Administration degree in Corporate Strategy and International Business from the University of California, Berkeley and a Bachelor of Science degree in Physics from the United States Naval Academy.

Douglas S. Norman has served as our Chief Financial Officer since February 2003 and as our Secretary since July 2003. From February 2000 through December 2002, Mr. Norman was Chief Financial Officer at Starbase Corporation, a software company that he co-founded. Mr. Norman received a Masters of Business Administration degree from Loyola Marymount University and a Bachelor of Science degree in Business Administration from California State University, Long Beach.

Jennifer R. Black has served as our Vice President of Marketing since April 2006. From May 2005 to April 2006, Ms. Black was the Director of Online Marketing at Autobytel, Inc., an Internet company that connects buyers and sellers of autos through a content and pricing lead system. From May 2004 to May 2005, Ms. Black was eCommerce Director at Teleflora, LLC, a provider of florist products and services. From December 1999 to March 2004, Ms. Black was Director of Online Marketing at FranklinCovey Corporation, an organizational improvement company. Ms. Black received a Bachelors of Arts degree in Business Management from the University of Utah.

Heather A. Dilley has served as our Vice President of Human Resources since January 2007. From October 2005 to January 2007, Ms. Dilley served as our Director of Human Resources. From June 2004 to October 2005, Ms. Dilley was the Manager of Human Resources for Paciolan, Inc. an online ticketing software company. From December 2002 to June 2004, Ms. Dilley was the Senior Human Resources Generalist for Rainbow Technologies. From June 2002 to November 2002, Ms. Dilley was the Regional Human Resources Manager for New Horizons Computer Learning Center. From May 2001 to February 2002, Ms. Dilley was a Recruiting Consultant for

Washington Mutual Bank. Ms. Dilley received a Master’s of Science degree in Human Resource Management and a Bachelor of Arts degree in Sociology from Chapman University.

Peter S. Hutto has served as our Vice President of Business Development and Sales since October 2005. From July 2005 to October 2005, Mr. Hutto was an independent contractor acting as Vice President of Development for us. From January 2003 to July 2005, Mr. Hutto was co-founder and Vice President of Business Development and Marketing for Zero Degrees, Inc., an operating unit of IAC/Interactive Corporation. From June 2002 to December 2002, Mr. Hutto was Vice President of Sales and Business Development of Celcorp Inc. From June 2001 to December 2001, Mr. Hutto was Business Strategy and Startup Advisor to Octane Ventures. Mr. Hutto received a Bachelor of Arts degree in Political Science from the University of North Carolina, Chapel Hill.

Ralph N. Kravitz has served as our Vice President of Operations since April 2004. From December 2001 to April 2004, Mr. Kravitz served as our Director of Operations and from January 2001 to December 2001 he served as our Technical Operations Manager. Mr. Kravitz received a Bachelor of Arts degree in Business Management from California State University, Fullerton.

Kimber L. LaFleur has served as our Vice President of Product Management since May 2007. From January 2005 to April 2007, Ms. LaFleur was Senior Director of Product Management for GlobalTech, Inc. a wholly-owned subsidiary of Digital River, Inc., a provider of global e-commerce solutions for software and consumer electronics. From September 200 to January 2005, Ms. LaFleur held various management positions in product management at Commerce5, Inc., which was acquired by Digital River Inc. in December 2005. Ms. LaFleur received a Bachelor of Science degree in Computer Design from Loma Linda University.

John L. Siegfried has served as our Vice President of Engineering since April 2006. From July 2004 to April 2006, Mr. Siegfried was COO/CIO of Future Trade Corporation, a web-based electronic stock brokerage firm. From July 2001 to July 2004, Mr. Siegfried was Vice President of eCommerce and Business Development at DHL Corporation, an international shipping and logistics company. From February 1993 to February 2001, Mr. Siegfried was Senior Vice President of Technology and Client Services at Instinet Corporation, an electronic stock brokerage firm. Mr. Siegfried received a Business Administration degree in Computer MIS from California State University, Hayward.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Philosophy and Review

Our compensation philosophy for executive officers is intended to:

•	Provide compensation that will attract, retain and motivate a superior executive team;

•	Motivate our executives to achieve important performance goals; and

•	Align the interests of our executive officers with those of our stockholders.

When determining compensation levels, our Nominating, Compensation and Governance Committee (Committee) considers compensation levels of executives at comparably-sized public high-tech companies in California along with our financial position and our performance. The Committee has retained independent consultants to advise the Committee on compensation matters. Executive compensation consists primarily of base salary, bonus and stock option grants.

Elements of Executive Officer Compensation

Base Salary

The Committee annually reviews the base salary for all executive officers, including the Chief Executive Officer. Base salary levels for our executives are targeted to be approximately the median of base salaries paid to comparably-sized public high-tech companies located in California. The Committee believes that this strategy is representative of companies similar to our company. The base salaries for the “named executive officers” for 2006 were maintained at the 2005 levels.

Bonus

The Committee annually establishes an annual target bonus for all executive officers, including the Chief Executive Officer. Bonus levels for our executives are targeted to be approximately the median of bonuses paid to comparably-sized public high-tech companies located in California. Twenty-five percent of the annual bonus is earned and paid each quarter based on targets approved by the full Board of Directors. The Committee meets quarterly to approve the pay-out of bonuses. The target bonuses for the Named Executive Officers for 2006 were maintained at the 2005 levels.

Stock Option Grants

Awards under the our stock option plans are designed to encourage long-term investment in our company, more closely align executive and stockholder interests and reward executives for enhancing stockholder value. The Committee believes stock ownership by management has been demonstrated to be beneficial to stockholders.

Under our stock option plans, the Committee may grant stock options to executives. The Committee generally grants incentive stock options within the meaning of the Internal Revenue Code. Under the terms and conditions of the plan, the Committee may, however, grant nonqualified options with an exercise price above or at the market price on the date of grant. Generally, thirty-three percent of the options granted are available for exercise at the end of one year, while the remainder of the grant is exercisable ratably each quarter over the next eight quarters. The grants are generally for a term of ten years from the date of grant.

Stock options grants for our executives are targeted to be slightly above the median of stock options grants to executives of comparably-sized public high-tech companies located in California.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to its Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as “performance-based” is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation’s stockholders.

It is our policy to qualify, to the extent reasonable, our executive officers’ compensation for deductibility under applicable tax law. However, we intend to retain the flexibility necessary to provide total cash compensation in line with competitive practice, our compensation philosophy, and our best interests. It therefore may from time to time pay compensation to our executive officers that may not be deductible.

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2006, 2005 and 2004 by our Chief Executive Officer and our two other executive officers. We refer to our Chief Executive Officer and these other executive officers as the named executive officers in this Report.

2006 Summary Compensation Table

				Option	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)	($)

Heath B. Clarke	2006	240,000	97,808	349,194	—	687,002
Chief Executive Officer and	2005	240,000	87,500	—	—	327,500
Chairman of the Board	2004	206,250	68,700	—	—	274,950
Stanley B. Crair(2)	2006	200,000	69,062	493,315	—	762,377
President and Chief	2005	97,820	12,500	—	32,737	143,057
Operating Officer
Douglas S. Norman	2006	190,000	38,353	213,402	—	441,755
Chief Financial Officer and	2005	190,000	34,375	—	—	224,375
Secretary	2004	157,750	47,985	—	—	205,735

(1)	The value of option awards granted to our named executive officers has been estimated pursuant to SFAS 123R using the Black-Scholes option pricing model with the following weighted average assumptions: expected life: 7.5 years; volatility: 102.74%; risk free interest rate: 4.39%; and dividend yield: none.

(2)	Mr. Crair joined us on July 6, 2005 and we paid him his salary from that date. During 2005, Mr. Crair received other compensation of $2,350 for car allowance and $30,387 for relocation.

Employment Agreements and Change in Control Arrangements

Employment Agreement with Heath B. Clarke

We entered into an employment agreement with Heath B. Clarke, our Chairman and Chief Executive Officer, on January 2, 2003. The employment agreement has a term of two years and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party.

If we terminate Mr. Clarke’s employment agreement without cause, or if Mr. Clarke terminates the agreement with good reason, each as defined in the agreement, we are obligated to pay Mr. Clarke: (i) his annual salary and other benefits earned prior to termination, (ii) the greater of his annual salary for the remaining term of the agreement or his annual salary payable over one year, (iii) the average of all bonuses earned by Mr. Clarke during the term of the agreement, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by Mr. Clarke to exercise his stock options, (iv) benefits for 12 months following the date of termination, and (v) the right for 12 months from the date of termination to exercise all vested options granted to him prior to that time; provided that in the event the termination occurs within 120 days of the execution of an agreement which results in a change of control, as described below, vesting of all options will be accelerated and in the event the termination occurs outside of such 120 day period, all unvested options that would have vested had Mr. Clarke’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination.

Employment Agreement with Stanley B. Crair

We entered into an employment agreement with Stanley B. Crair, our President and Chief Operating Officer, on July 6, 2005. The employment agreement has a term of one year and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party.

If we terminate Mr. Crair’s employment agreement without cause, or if Mr. Crair terminates the agreement with good reason, each as defined in the agreement, we are obligated to pay Mr. Crair: (i) his annual salary and other benefits earned prior to termination, (ii) the greater of his annual salary for the remaining term of the agreement or his annual salary payable over one year, (iii) the average of all bonuses earned by Mr. Crair during the term of the agreement, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by Mr. Crair to exercise his stock options, (iv) benefits for 12 months following the date of termination, and (v) the right for 12 months from the date of termination to exercise all vested options granted to him prior to that time; provided that in the event the termination occurs within 120 days of the execution of an agreement which results in a change of control, as described below, vesting of all options will be accelerated and in the event the termination occurs outside of such 120 day period, all unvested options that would have vested had Mr. Crair’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination.

Employment Agreement with Douglas S. Norman

We entered into an employment agreement with Douglas S. Norman, our Chief Financial Officer and Secretary, on February 3, 2003. The employment agreement has a term of two years and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party.

If we terminate Mr. Norman’s employment agreement without cause, or if Mr. Norman terminates the agreement with good reason, each as defined in the agreement, we are obligated to pay Mr. Norman: (i) his annual salary and other benefits earned prior to termination, (ii) the greater of his annual salary for the remaining term of the agreement or his annual salary payable over one year, (iii) an amount equal to 30% of his then current annual salary, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by Mr. Norman to exercise his stock options, (iv) benefits for 12 months following the date of termination, and (v) the right for 12 months from the date of termination to exercise all vested options granted to him prior to that time; provided that in the event the termination occurs within 120 days of the execution of an agreement which results in a change of control, as described below, vesting of all options will be accelerated and in the event the termination occurs outside of such 120 day period, all unvested options that would have vested had Mr. Norman’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination.

Each of the employment agreements discussed above provide for the immediate vesting of stock options granted pursuant thereto upon (i) a change in control of us or (ii) a termination of the executive’s employment without cause or for good reason within 120 days prior to the execution and delivery of an agreement which results in a change in control. Additionally, a change in control constitutes “good reason” under the terms of each of the agreements, thus permitting each of Messrs. Clarke, Crair and Norman to terminate his respective employment and receive the severance benefits discussed above. Under the terms of each employment agreement, a change in control is deemed to have occurred if, as a result of a tender offer, other acquisition, merger, consolidation or sale or transfer of assets, any person(s) (as used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934) becomes the beneficial owner (as defined in regulations promulgated under the Exchange Act) of a total of fifty percent (50%) or more of either our outstanding common stock or our assets; provided, however, that a change of control is not deemed to have occurred if a person who beneficially owned fifty percent (50%) or more of our common stock as of the effective date of the respective employment agreement continued to do so during the term the employment agreement.

The employment agreements with Messrs. Clarke, Crair and Norman also contain standard confidentiality provisions that apply indefinitely and non-solicitation provisions that will apply during the term of the employment agreements and for a 12-month period thereafter.

Grants of Plan-Based Awards

The following table provides information regarding grants of plan-based awards that we granted to the named executive officers during the fiscal year ended December 31, 2006. Except for options granted to Heath B. Clarke, who is a 10% stockholder, all options were granted at the fair market value of our common stock on the date of grant, as determined by our board of directors. All options granted to Heath B. Clarke were granted at 110% of the fair market value of our common stock on the date of grant, as determined by our board of directors. Each option represents the right to purchase one share of our common stock. Generally, none of the shares subject to options are vested at the time of grant and 33.33% of the shares subject to such option grants vest on the date which is one year from the date of grant. The remainder of the shares vests in equal quarterly installments over the eight quarters thereafter.

2006 Grants of Plan-Based Awards

		All Other Option
		Awards:
		Number of	Exercise or	Closing	Grant Date
		Securities	Base Price of	Price on	Fair Value of
		Underlying	Price of	Grant	Stock and Option
	Grant	Options	Option Awards	Date	Awards
Name	Date	(#)	($/Sh)	($/Sh)	($)

Heath B. Clarke	3/9/2006	55,000	4.21	3.83	206,360
	12/14/2006	55,000	3.84	3.49	160,144
Stanley B. Crair	3/9/2006	40,000	3.83	3.83	136,532
	12/14/2006	44,500	3.49	3.49	130,826
Douglas S. Norman	3/9/2006	30,000	3.83	3.83	102,399
	12/14/2006	30,000	3.49	3.49	88,197

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of shares of common stock subject to exercisable and unexercisable stock options held as of December 31, 2006 by each of the named executive officers.

2006 Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option
	Unexercised	Unexercised		Exercise	Option
	Options (#)	Options (#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

Heath B. Clarke	22,131	—		4.00	12/15/2010
	114,118	—		4.00	12/31/2011
	112,500	—		2.00	1/3/2008
	44,388	1,848	(1)	2.25	1/28/2009
	30,264	—		2.25	1/28/2014
	25,819	3,857	(2)	16.59	1/14/2015
	2,644	6,580	(2)	16.59	1/14/2010
	6,331	4,000	(2)	5.53	5/18/2015
	2	1,667	(2)	5.53	5/18/2010
	15,000	—		9.90	6/3/2015
	17,422	9,090	(2)	6.79	11/15/2015
	—	758	(2)	6.79	11/15/2010
	—	29,642	(3)	4.21	3/9/2016
	—	25,358	(3)	4.21	3/9/2011
	—	35,421	(3)	3.84	12/14/2016
	—	19,579	(3)	3.84	12/14/2011
Stanley B. Crair	55,721	62,279	(2)	7.75	7/6/2015
	6,888	8,612	(2)	6.29	8/12/2015
	—	40,000	(3)	3.83	3/9/2016
	—	44,500	(3)	3.49	12/14/2016
Douglas S. Norman	62,500	—		2.00	2/3/2013
	34,513	987	(2)	2.25	1/28/2014
	10,062	5,688	(2)	15.08	1/14/2015
	5,277	4,723	(2)	5.03	5/15/2015
	19,006	10,744	(2)	6.17	11/15/2015
	—	30,000	(3)	3.83	3/9/2016
	—	30,000	(3)	3.49	12/14/2016

(1)	1,848 options vested on January 28, 2007.

(2)	1/36th of total grant vests each month.

(3)	33.33% of total grant vests one year from the date of grant and the remainder vests quarterly over the next eight quarters.

Option Exercises and Stock Vested

None of our named executive officers exercised any stock options nor had any vesting of stock during the fiscal year ended December 31, 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of our common stock. Theses people are required by SEC regulations to furnish us with copies of all such reports they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations from certain insiders that no other report were required, all Section 16(a) filing requirements applicable to our insiders were complied with, except that Philip K. Fricke filed a late Form 4 relating to two transactions of common shares pledged as collateral for a personal loan with a third party (sale).

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

Upon the recommendation of the Audit Committee, the Board has selected Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007. Haskell & White LLP served as our independent registered public accounting for the fiscal years ending December 31, 2006, 2005, 2004 and 2003. A representative of Haskell & White LLP is expected to be present at the Annual Meeting and given the opportunity to make a statement if he or she desires and to respond to any appropriate questions.

Although it is not required to do so, the Board of Directors is submitting the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment. In the event ratification of this appointment of independent registered public accounting firm is not approved by a majority of the shares of common stock voting thereon, the Board of Directors will review its future appointment of auditors.

The Board of Directors recommends a vote FOR ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for fiscal year ending December 31, 2007.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for professional audit services rendered by Haskell & White LLP for audit of our annual financial statements for the years ended December 31, 2006 and 2005, and fees billed for other services provided by Haskell & White LLP for the years ended December 31, 2006 and 2005.

	Years Ended December 31,
	2006	2005

Audit Fees	$162,040	$133,655
Audit-Related Fees	9,810	35,600
Tax Fees	17,110	21,150
All Other Fees	—	19,910

Total Fees Paid	$188,960	$210,315

Audit Fees

The aggregate fees for the annual audit of our financial statements and review of our quarterly financial statements.

Audit-Related Fees

The aggregate fees for the auditor’s consent for use of our audited financial statements in our SB-2, S-3 and S-8 registration statements.

Tax Fees

The aggregate fees for tax preparation, tax advice and tax planning.

All Other Fees

The aggregate fees for services related to our acquisitions.

Our audit committee pre-approves all services provided by Haskell & White LLP.

PROPOSAL 3 — APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN.

Effective June 27, 2007, the Board of Directors approved and adopted the 2007 Equity Incentive Plan (“2007 Plan”), subject to approval by our stockholders. The 2007 Plan provides for an aggregate of 1,000,000 shares of our common stock that may be issued under the 2007 Plan.

The 2007 Plan will provide for equity awards to our employees, directors and consultants. Our Board of Directors has determined that it is advisable to continue to provide equity-based incentive awards to our employees, directors and consultants, thereby continuing to align the interests of such individuals with those of our stockholders, and that awards under the 2007 Plan are an effective means of providing such incentive compensation.

Our Board of Directors will administer our 2007 Equity Incentive Plan and may elect to appoint a committee to administer the 2007 Plan. The 2007 Plan provides that the plan administrator has the authority to designate recipients of awards and to determine the terms and provisions of awards, including the exercise or purchase price, expiration date, vesting schedule and terms of exercise.

The 2007 Plan authorizes the grant to our employees of options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. The 2007 Plan also authorizes the grant of awards to our employees, consultants, and non-employee directors consisting of nonqualified stock options and restricted stock.

The exercise price of nonqualified stock options and incentive stock options granted under the plans must be at least 85% and 100%, respectively, of the fair market value of our common stock on the date of grant. Nonqualified stock options and incentive stock options granted to optionees who own more than 10% of our outstanding common stock on the date of grant must have an exercise price that is at least 110% of the fair market value of our common stock on the grant date. Stock options granted under the plans will expire no later than ten years after the date of grant, or five years after the date of grant with respect to incentive stock options granted to individuals who own more than 10% of our outstanding common stock on the grant date. The purchase price, if any, of stock purchase rights will be determined by the plan administrator.

No awards may be issued under the 2007 Plan after the tenth anniversary of the earlier of (i) the date upon which the 2007 Plan was adopted by the Board, or (ii) the date the 2007 Plan was approved by our stockholders.

The 2007 Plan also provides for the issuance of stock purchase rights to eligible individuals. Stock purchase rights will generally be subject to such transferability and vesting restrictions as the plan administrator shall determine.

In the event of certain corporate transactions and changes in our corporate structure or capitalization, the plan administrator may make appropriate adjustments to (i) the aggregate number and kind of shares issuable under the plans, (ii) the number and kind of shares subject to outstanding awards, and (iii) the grant or exercise price of each outstanding award. In addition, in the event of an acquisition, each outstanding award may be assumed or substituted by the surviving corporation. In the event the surviving corporation does not assume or substitute such outstanding awards, the vesting of awards held by participants in the applicable plan whose status as a service provider has not terminated prior to such event will be accelerated and made fully exercisable and all restrictions thereon will lapse at least ten days prior to the closing of the acquisition. The plan administrator also has the authority under the plans to take certain other actions with respect to outstanding awards in the event of certain transactions, including provision for the cash-out, termination, assumption or substitution of such awards.

Our Board may at any time amend, alter, suspend or terminate the 2007 Plan. However, no amendment may increase the maximum number of shares issuable under the applicable plan or extend the term of the applicable plan without the approval of our stockholders. Any amendment, alteration, suspension or termination of the 2007 Plan which impairs the rights of any holder of an outstanding award requires the written consent of the affected holder.

The 2007 Plan is included as Appendix A to this Proxy Statement.

The Company’s Board of Directors recommends that stockholders vote FOR approval of the 2007 Equity Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes all equity compensation plans including those approved by security holders and those not approved by security holders, as of December 31, 2006:

Number of
securities
	Number of		remaining available
	securities to be		for future issuance
	issued upon	Weighted-average	under equity
	exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding
	options, warrants	options, warrants	securities reflected
	and rights	and rights	in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,933,363	$5.10	95,303
Equity compensation plans not approved by security holders	—	—	—

Total	1,933,363	$5.10	95,303

Equity Incentive Plans

Our board of directors administers our 1999 Equity Incentive Plan, 2000 Equity Incentive Plan, 2004 Equity Incentive Plan, as amended, and 2005 Equity Incentive Plan. The board may elect to appoint a committee to administer any or all of such incentive plans. Each of these plans provide for the grant of incentive stock options to employees and non-qualified stock options to our employees, directors and consultants. These plans are provided to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive for employees, directors and consultants to promote our business. Stock purchase rights may also be granted under the plans.

No awards may be issued under the plans after the 10th anniversary of the earlier of (i) the date upon which the applicable plan was adopted by the board, or (ii) the date the applicable plan was approved by our stockholders.

The plans provide that the plan administrator has the authority to designate recipients of awards and to determine the terms and provisions of awards, including the exercise or purchase price, expiration date, vesting schedule and terms of exercise. The plans provide that the maximum number of shares which may be subject to awards granted to any individual in any calendar year will not exceed 300,000 shares in the case of our 1999 and 2000 Equity Incentive Plans and 600,000 shares in the case of our 2004 Equity Incentive Plan, as amended, and 2005 Equity Incentive Plan. However, this limit will not apply until the earliest of (i) the first material modification of the applicable plan, (ii) the issuance of all of the shares reserved for issuance under the applicable plan, (iii) the expiration of the applicable plan, (iv) the first meeting of our stockholders at which directors are to be elected that occurs more than three years after the completion of the offering, or (v) such other date required by Section 162(m) of the Internal Revenue Code and the rules and regulations promulgated thereunder.

The exercise price of nonqualified stock options and incentive stock options granted under the plans must be at least 85% and 100%, respectively, of the fair market value of our common stock on the date of grant. Nonqualified stock options and incentive stock options granted to optionees who own more than 10% of our outstanding common stock on the date of grant must have an exercise price that is at least 110% of the fair market value of our common stock on the grant date. Stock options granted under the plans will expire no later than ten years after the date of grant, or five years after the date of grant with respect to incentive stock options granted to individuals who own more than 10% of our outstanding common stock on the grant date. The purchase price, if any, of stock purchase rights will be determined by the plan administrator.

Our board has the discretion to grant options to our independent directors under each of our 1999 Equity Incentive Plan and 2000 Equity Incentive Plan. The board has the discretion as to the number of options granted, the number of shares subject to such options, and the terms and provisions of such options. Our 1999 Equity Incentive Plan and 2000 Equity Incentive Plan provide that the exercise price of each option granted to an independent director must be at least 100% of the fair market value of our common stock on the date of grant. Such options will be exercisable in cumulative monthly installments of 1/36th of the shares subject to such option on each of the monthly anniversaries of the date of grant, commencing with the first such monthly anniversary, such that each option will be 100% vested on the third anniversary of its date of grant. The options will have a ten year term. Our 2004 Equity Incentive Plan, as amended and 2005 Equity Incentive Plan provide that with respect to options granted to independent directors, the plans will be administered by our board.

The plans also provide for the issuance of stock purchase rights to eligible individuals. Stock purchase rights will generally be subject to such transferability and vesting restrictions as the plan administrator shall determine.

In the event of certain corporate transactions and changes in our corporate structure or capitalization, the plan administrator may make appropriate adjustments to (i) the aggregate number and kind of shares issuable under the plans, (ii) the number and kind of shares subject to outstanding awards, and (iii) the grant or exercise price of each outstanding award. In addition, in the event of an acquisition, each outstanding award may be assumed or substituted by the surviving corporation. In the event the surviving corporation does not assume or substitute such outstanding awards, the vesting of awards held by participants in the applicable plan whose status as a service provider has not terminated prior to such event will be accelerated and made fully exercisable and all restrictions thereon will lapse at least ten days prior to the closing of the acquisition. In the case of awards under our 2004 Equity Incentive Plan, immediately prior to the closing of the acquisition and with respect to any other awards outstanding under the applicable plan, such awards will be terminated if not exercised prior to the closing of the acquisition. The plan administrator also has the authority under the plans to take certain other actions with respect to outstanding awards in the event of certain transactions, including provision for the cash-out, termination, assumption or substitution of such awards.

Our board may at any time amend, alter, suspend or terminate any of the plans. However, no amendment may increase the maximum number of shares issuable under the applicable plan or extend the term of the applicable plan without the approval of our stockholders. Any amendment, alteration, suspension or termination of any of the plans which impairs the rights of any holder of an outstanding award requires the written consent of the affected holder.

On November 19, 2004, we filed with the SEC a registration statement on Form S-8 covering the shares of common stock issuable under the 1999 Equity Incentive Plan, 2000 Equity Incentive Plan and 2004 Equity Incentive Plan, as amended.

On August 24, 2005, we filed with the SEC a registration statement on Form S-8 covering the shares of common stock issuable under the 2005 Equity Incentive Plan.

1999 Equity Incentive Plan

In March 1999, our board of directors adopted and our stockholders approved our 1999 Equity Incentive Plan. An aggregate of 500,000 shares of our common stock are reserved for issuance under the 1999 Equity Incentive Plan. At December 31, 2006, options granted under the 1999 Plan to purchase an aggregate of 208,680 shares of our common stock, at a weighted average exercise price of approximately $2.89 per share, were outstanding.

2000 Equity Incentive Plan

In March 2000, our board of directors adopted and our stockholders approved our 2000 Equity Incentive Plan. An aggregate of 500,000 shares of our common stock are reserved for issuance under the 2000 Equity Incentive Plan. At December 31, 2006, options granted under the 2000 Equity Incentive Plan to purchase an aggregate of 365,180 shares of our common stock, at a weighted average exercise price of approximately $3.26 per share, were outstanding.

2004 Equity Incentive Plan

In January 2004, our board of directors adopted our 2004 Incentive Equity Plan. In August 2004, our board of directors amended our 2004 Equity Incentive Plan and adopted our Amended and Restated 2004 Equity Incentive Plan which our stockholders approved in September 2004. An aggregate of 600,000 shares of our common stock are reserved for issuance under the 2004 Equity Incentive Plan. At December 31, 2006, options granted under the 2004

Equity Incentive Plan to purchase an aggregate of 493,092 shares of our common stock, at a weighted average exercise price of approximately $8.07 per share, were outstanding.

2005 Equity Incentive Plan

In August 2005, our board of directors adopted and our stockholders approved our 2005 Equity Incentive Plan. An aggregate of 1,000,000 shares of our common stock are reserved for issuance under the 2005 Equity Incentive Plan. At December 31, 2006, option granted under the 2005 Equity Incentive Plan to purchase an aggregate of 866,411 shares of our common stock, at a weighted average exercise price of approximately $4.71 per share, were outstanding.

OTHER MATTERS

The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.

This proxy statement and the accompanying proxy card, together with a copy of our 2006 Annual Report, is being mailed to our stockholders on or about July 17, 2007. You may also obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with all Exhibits filed therewith, from the Securities and Exchange Commission’s web site at www.sec.gov under EDGAR filings. We will provide to you a copy of its Form 10-K by writing us at One Technology Drive, Building G, Irvine, California, 92618. Exhibits filed with our Form 10-K will be provided upon written request, in the same manner noted above, at a nominal per page charge.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2008 Annual Meeting.  Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to the 2008 Annual Meeting should arrange for such proposal to be delivered to us at our principal place of business no later than February 26, 2008, in order to be considered for inclusion in our proxy statement relating to such Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act, the Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

In addition, pursuant to our Bylaws, in order for business to be properly brought before the 2008 Annual Meeting by stockholders, including the nomination of a director, stockholders must submit a notice of the proposal to us between April 13, 2008 and May 13, 2008, or else it will be considered untimely and ineligible to be properly brought before the meeting. However, if our 2008 Annual Meeting of Stockholders is not held between July 12, 2008 and October 20, 2008, under our Bylaws, this notice must be provided not earlier than the one hundred twentieth day prior to the 2008 Annual Meeting of Stockholders and not later than the close of business on the later of (a) the nineteenth day prior to the 2008 Annual Meeting or (b) the tenth day following the date on which public announcement of the date of such 2008 Annual Meeting is first made us.

All such proposals and notices should be directed to Douglas S. Norman, Secretary, c/o Local.com Corporation, One Technology Drive, Building G, Irvine, California, 92618.

Proxy Solicitation Costs.  The proxies being solicited hereby are being solicited by us, the Board of Directors. The cost of soliciting proxies in the enclosed form will be borne by us. Our officers and regular employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

The required financial information included in our Annual Report on Form 10-K which is being mailed to each stockholder with this Proxy Statement, is hereby incorporated by reference.

By Order of the Board of Directors

Douglas S. Norman
Chief Financial Officer and Secretary

June 28, 2007

APPENDIX A

LOCAL.COM CORPORATION

2007 EQUITY INCENTIVE PLAN

LOCAL.COM CORPORATION
2007 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of the Local.com Corporation 2007 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2. Definitions.  As used herein, the following definitions shall apply:

(a) ‘‘Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the continuing or surviving entity’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.

(b) ‘‘Administrator” means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof; provided, however, that in the case of the administration of the Plan with respect to Options granted to Independent Directors, the term “Administrator” shall refer to the Board.

(c) ‘‘Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(d) ‘‘Board” means the Board of Directors of the Company.

(e) ‘‘Code” means the Internal Revenue Code of 1986, as amended.

(f) ‘‘Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(g) ‘‘Common Stock” means the Common Stock of the Company, par value $.00001 per share.

(h) ‘‘Company” means Local.com Corporation, a Delaware corporation.

(i) ‘‘Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

(j) ‘‘Director” means a member of the Board.

(k) ‘‘Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(l) ‘‘Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) ‘‘Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(n) ‘‘Holder” means a person who has been granted or awarded an Option or Stock Purchase Right or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right.

(o) ‘‘Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(p) ‘‘Independent Director” means a Director who is not an Employee of the Company.

(q) ‘‘Non-Qualified Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r) ‘‘Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) ‘‘Option” means a stock option granted pursuant to the Plan.

(t) ‘‘Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u) ‘‘Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v) ‘‘Plan” means the Local.com Corporation 2007 Equity Incentive Plan.

(w) ‘‘Public Trading Date” means the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(x) ‘‘Restricted Stock” means Shares acquired pursuant to the exercise of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 13 below.

(y) ‘‘Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(z) ‘‘Section 16(b)” means Section 16(b) of the Exchange Act.

(aa) ‘‘Securities Act” means the Securities Act of 1933, as amended.

(bb) ‘‘Service Provider” means an Employee, Director or Consultant.

(cc) ‘‘Share” means a share of Common Stock, as adjusted in accordance with Section 14 below.

(dd) ‘‘Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 13 below.

(ee) ‘‘Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company’s Common Stock, par value $.00001 per share. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 1,000,000 Shares. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. Subject to the limitations of this Section 3, if an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Subject to the limitations of this Section 3, shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

4. Administration of the Plan.

(a) Administrator.  Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

(b) Powers of the Administrator.  Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi) to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix) to amend the Plan or any Option or Stock Purchase Right granted under the Plan as provided in Section 16; and

(x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

5. Eligibility.  Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, a Service Provider who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

6. Limitations.

(a) Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b) Neither the Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

(c) No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 250,000 Shares (subject to adjustment as provided in Section 14 hereof); provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14. For purposes of this Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 14), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan.  The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 16 of the Plan. No Options or Stock Purchase Rights may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders.

8. Term of Option.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option

(A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

(B) granted to any other Service Provider, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment. Notwithstanding the foregoing, (i) in no event shall any loan that is prohibited by the Sarbanes-Oxley Act of 2002 be permitted under the Plan and (ii) any loan that is made hereunder at any time which is then not prohibited by the Sarbanes-Oxley Act of 2002 shall become due and payable immediately before the loan would be prohibited by the Sarbanes-Oxley Act of 2002.

10. Exercise of Option.

(a) Vesting; Fractional Exercises.  Except as provided in Section 14, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; provided, however, that to the extent required by applicable securities laws, except with regard to Options granted to Officers, Directors or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions, such as continuing to be a Service Provider. An Option may not be exercised for a fraction of a Share.

(b) Deliveries upon Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

(iii) Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(iv) In the event that the Option shall be exercised pursuant to Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

(c) Conditions to Delivery of Share Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b).

(d) Termination of Relationship as a Service Provider.  If a Holder ceases to be a Service Provider other than by reason of a termination by the Company for cause or the Holder’s disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than the lesser of (i) thirty (30) days or (ii) the expiration of the term of the Option as set forth in the Option Agreement. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(e) Disability of Holder.  If a Holder ceases to be a Service Provider as a result of the Holder’s disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than the lesser of (i) six (6) months or (ii) the expiration of the term of the Option as set forth in the Option Agreement. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(f) Death of Holder.  If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death; provided, however, that prior to the Public Trading Date, such period of time shall not be less than the lesser of (i) six (6) months or (ii) the expiration of the term of the Option as set forth in the Option Agreement, by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(g) Regulatory Extension.  A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(h) Early Exercisability.  The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that subject to Section 21, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole and absolute discretion.

(i) Buyout Provisions.  The Administrator may at any time offer to buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

11. Non-Transferability of Options and Stock Purchase Rights.  Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

12. No Rights as Stockholders.  Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

13. Stock Purchase Rights.

(a) Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer; provided, however, that to the extent required to comply with applicable securities laws, the purchase price of such Shares shall be no less than the purchase price requirements set forth in Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

(b) Repurchase Right.  Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser’s status as a Service Provider for any reason. Subject to Section 21, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at with such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

(c) Other Provisions.  The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

14. Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and

(iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

(b) In the event of any transaction or event described in Section 14(a), the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

(i) To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder’s rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

(iii) To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Restricted Stock or Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and

(v) To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock purchase agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock purchase agreement.

(c) Subject to Section 3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, Stock Purchase Right or Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or

Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 14(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options, Stock Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse immediately prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase rights shall be terminated if not exercised prior to or as party of the closing of the Acquisition.

(e) The existence of the Plan, any Option Agreement or Restricted Stock purchase agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

15. Time of Granting Options and Stock Purchase Rights.  The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

16. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 14 hereof, increase the limits imposed in Section 3 hereof on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7 hereof.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

17. Stockholder Approval.  The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that such Options, Stock Purchase Rights and Restricted Stock shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Stock Purchase Rights and Restricted Stock previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

18. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Information to Holders and Purchasers.  Prior to the Public Trading Date and to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Holder and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Holder or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

21. Repurchase Provisions.  The Administrator in its discretion may provide that the Company may repurchase Shares acquired upon exercise of an Option or Stock Purchase Right upon a Holder’s termination as a Service Provider; provided, however that any such repurchase right shall be set forth in the applicable Option Agreement or Restricted Stock purchase agreement or in another agreement referred to in such agreement; and, provided further, that to the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any such repurchase right set forth in an Option or Stock Purchase Right granted prior to the Public Trading Date to a person who is not an Officer, Director or Consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon termination as a Service Provider at not less than the Fair Market Value of the shares to be purchased on the date of termination of status as a Service Provider, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or in the case of shares issued upon exercise of Options or Stock Purchase Rights after such date of termination, within ninety (90) days after the date of the exercise) and (B) the right terminates when the shares become publicly traded; and (ii) if the repurchase option gives the Company the right to repurchase the Shares upon termination as a Service Provider at the original purchase price for such Shares, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Option or Stock Purchase Right is granted (without respect to the date the Option or Stock Purchase Right was exercised or became exercisable) and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or, in the case of shares issued upon exercise of Options or Stock Purchase Rights, after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Plan participant.

22. Investment Intent.  The Company may require a Plan participant, as a condition to the grant, exercise or acquisition of stock under any Option or Stock Purchase Right, (i) to give written representations satisfactory to the Company as to the participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; (ii) to give written representations satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant’s own account and not with any present intention of selling or otherwise distributing the stock; and (iii) to give such other written representations as are deemed necessary or appropriate by the Company and its counsel. The foregoing requirements, and any representations given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

23. Governing Law.  The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.

24. Restrictions on Shares.  Shares purchased upon the exercise of an Option or Stock Purchase Right shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the applicable Option Agreement, Restricted Stock purchase agreement, exercise notice or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator in its sole discretion. The issuance of such Shares shall be conditioned on the Holder’s consent to such terms and conditions or the Holder’s entering into such agreement or agreements.

25. Severability.  If any provision of this Plan shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Plan and the remainder of the provisions shall remain in full force and effect and in no way shall be affected, impaired or invalidated. Such defective provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Plan shall be construed as if not containing the provision held to be invalid.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

* * * * * * *

I hereby certify that the Plan was duly adopted by the Board of Directors of Local.com Corporation on June 27, 2007.

Executed at Irvine, California on this 27th day of June, 2007.

/s/ Douglas S. Norman
Name: Douglas S. Norman
Title:   CFO and Secretary

* * *

I hereby certify that the foregoing Plan was approved by the stockholders of Local.com Corporation on                    , 2007.

Executed at          ,           on this     day of          , 2007.

Secretary

t DETACH PROXY CARD HERE t 1. Election of Directors: FOR all nominees listed WITHHOLD AUTHORITY to vote for all below (except as indicated nominees listed below to the contrary below) Director Nominee: Heath B. Clarke (INSTRUCTIONS: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.) ___t 2. Proposal to ratify appointment of independent registered public accounting firm. 3. Proposal to approve the 2007 Equity Incentive Plan. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN This Proxy when properly executed will be voted in the manner directed above. If no direction is given, this proxy will be voted FOR the election of the nominees listed above and FOR proposal numbers 2 and 3. Please mark, sign, date and return this Proxy promptly using the enclosed envelope. If your I/we plan to attend the Annual Meeting of Stockholders. address is incorrectly shown, please print changes. This Proxy confers discretionary authority to vote on any other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement (with all enclosures and attachments) dated ___, 2007. Dated: ___, 2007 Before Returning it in the Enclosed Envelope You Must Detach This Portion of the Proxy Card Please Detach Here ___Signature ___t Signature if held jointly Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by two or more persons, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If the shares are held by a partnership, please sign in partnership name by an authorized person.

PROXY LOCAL.COM CORPORATION One Technology Drive, Building G Irvine, California 92618 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LOCAL.COM CORPORATION The undersigned hereby appoints Douglas S. Norman and Heath B. Clarke, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of LOCAL.COM CORPORATION which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders to be held at the offices of Rutan & Tucker, LLP at 611 Anton Boulevard, 14th Floor, Costa Mesa, California, 92626, on Tuesday, August 14, 2007, at 10:00 a.m. PDT, and at any and all adjournments or postponements thereof, as follows: IMPORTANT — PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY